10Q SUPPLEMENTAL BALANCE SHEET INFORMATION	3 Months Ended
Mar. 31, 2025
Balance Sheet Related Disclosures [Abstract]
SUPPLEMENTAL BALANCE SHEET INFORMATION	SUPPLEMENTAL BALANCE SHEET INFORMATION
Cash, cash equivalents and restricted cash

Cash and cash equivalents include cash on hand and all liquid investments with a maturity of three months or less when purchased. We regularly maintain cash balances with financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit or the equivalent outside the U.S. As of March 31, 2025, approximately 75% of our cash and cash equivalents (inclusive of discontinued operations) was held within a small group of financial institutions, primarily large money center banks. Although we currently believe that the financial institutions with whom we do business will be able to fulfill their commitments to us, there is no assurance that those institutions will be able to continue to do so. We have not experienced any losses associated with our balances in such accounts for the three months ended March 31, 2025 and 2024.

Restricted cash includes amounts that cannot be withdrawn or used for general operating activities under legal or regulatory restrictions. Restricted cash consists of amounts under legal restriction, amounts deposited by customers for prepaid card transactions and funds held as a liquidity reserve that are subject to local regulatory restrictions requiring appropriate segregation and restriction in their use. Restricted cash is included in prepaid expenses and other current assets in our consolidated balance sheets with a corresponding liability in accounts payable and accrued liabilities.
A reconciliation of the amounts of cash and cash equivalents and restricted cash in our consolidated balance sheets to the amount in our consolidated statements of cash flows is as follows:

	March 31, 2025	December 31, 2024

	(in thousands)
Cash and cash equivalents of continuing operations	$2,714,050	$2,356,434
Restricted cash of continuing operations	6,334	6,197
Cash, cash equivalents and restricted cash of discontinued operations	427,891	373,344
Cash, cash equivalents and restricted cash shown in the statements of cash flows	$3,148,275	$2,735,975

Notes Receivable and Allowance for Credit Losses

In connection with the sale of our consumer business in April 2023, we provided seller financing consisting of a first lien seven-year secured term loan facility with an aggregate principal amount of $350 million bearing interest at a fixed annual rate of 9.0% and a second lien twenty-five year secured term loan facility with an aggregate principal amount of $325 million bearing interest at a fixed annual rate of 13.0%.

In connection with the sale of our gaming business in April 2023, we provided seller financing consisting of an unsecured promissory note due April 1, 2030 with an aggregate principal amount of $32 million bearing interest at a fixed annual rate of 11.0%.

We recognized interest income of $23.5 million and $21.5 million on the notes during the three months ended March 31, 2025 and 2024, respectively, as a component of interest and other income in our consolidated statements of income.

As of March 31, 2025 and December 31, 2024, there was an aggregate principal amount of $825.3 million and $810.2 million, respectively, outstanding on the notes, including paid-in-kind interest, and the notes are presented net of the allowance for credit losses of $15.2 million within notes receivable in our consolidated balance sheets. Principal payments due within 12 months are included in prepaid expenses and other current assets in our consolidated balance sheets. The estimated fair value of the notes receivable was $828.1 million and $809.3 million as of March 31, 2025 and December 31, 2024, respectively. The estimated fair value of notes receivable was based on a discounted cash flow approach and is considered to be a Level 3 measurement of the fair value hierarchy.